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Transformation Complete: A Specialty Pharmaceutical Leader Focused in Pain and Neurology November 2015

Forward-Looking Statements The statements that are not historical facts contained in this presentation are forward-looking statements that involve risks and uncertainties including, but not limited to, those related to Depomed’s acquisitions of the NUCYNTA® franchise in the United States and cebranopadol in the United states and Canada, Depomed’s post-acquisition strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, our plans, prospects and strategy related to Gralise®, CAMBIA®, Lazanda® and Zipsor ®, and other statements that are not historical facts. These forward-looking statements are based on Depomed’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks associated with product acquisition transactions, such as the risk that the acquired products will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to Depomed’s future opportunities and plans, including uncertainty of Depomed’s expected financial performance following completion of the transaction; disruption from the transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the possibility that if Depomed does not achieve the perceived benefits of the transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Depomed’s shares could decline, as well as other risks related to Depomed's business detailed from time-to-time under the caption "Risk Factors" and elsewhere in Depomed's SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent Quarterly Report on Form 10-Q. Depomed undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations except as may be required by law. 2 November 2015

November 2015 Depomed – A Force in Pain and Neurology, in a Period of Accelerated Growth Strong Product Portfolio Marketing six branded, differentiated products in pain and neurology with lengthy exclusivity (1) Track Record of Accelerated Growth Organic growth - success increasing product sales, scripts and market share Acquisition growth – 5 acquired products in 3 years Exceptional Financial Performance 132% sales CAGR since 2012 Gross margin 80%+, cash flow generation of $52M in 3Q 2015 alone Billion-dollar Blockbuster Opportunity (2) Re-launch of NUCYNTA with improved promotion, positioning, pricing and proper dosing Expected blockbuster with >$1 Billion in annual sales before patent expiry (2) Proven Business Model Acquire, Integrate, Grow and Repeat Aggressively pursuing assets with lengthy exclusivity and potential for meaningful sales growth Among best in the industry in defending IP Exclusivity with respect to specific drugs may not necessarily assure sustained or increased revenue growth given the risk associated with competition from generic and non-generic products with similar treatment There can be no assurance that the anticipated results will be achieved 3

Reworked Santarus deal and tripled net revenue 29% revenue growth Q3 2015 over Q3 2014 Acquired Q4 2013; relaunched Q1 2014; 21% revenue growth Q3 2015 over Q3 2014 Q3 2011 Q4 2011 Q4 2013 TYPE 2 DIABETES DEAL Non-strategic milestones & royalties sold for $240 million Q4 2013 Relaunch Q4 2013 following acquisition; 139% revenue growth Q3 2015 over Q3 2014 Q3 2013 $73 million net sales since acquisition Q2 2012 Depomed’s Track Record of Successful Deals Builds Value Acquired April 2015; relaunched June 2015; $65M sales Q3 2015 Q2 2015 4 November 2015 Q4 2015 Acquired November 2015 Cebranopadol

Depomed’s “Acquire, Integrate, Grow” Business Model Driving An Accelerated Growth Cycle 5 November 2015 ACQUIRE Pain and neurology products with lengthy exclusivity and peak sales ahead INTEGRATE Speed and efficiency from playbook based on past success with same team GROW Repositioning and marketing strategy drives unit demand and sales Evaluated More than 80 Acquisition Targets in 2015

Cebranopadol – Late-Stage, Novel, First-in-Class Potent Analgesic

Unique Molecule May Provide Opioid-Like Efficacy with Lower Side Effect and Abuse Potential

Novel, First-In-Class Asset	• Builds on Depomed's leading position in pain and neurology • Unique dual mechanism-of-action that incorporates novel pharmacology: nociceptin (NOP) receptor agonist activity • Treatment of moderate to severe chronic nociceptive and neuropathic pain • No other high potency NOP agonists marketed or in development
Phase III-Ready	• Phase II trials completed in painful diabetic peripheral neuropathy, osteoarthritis and chronic lower back pain • ~2,000 patients to date • End-of-Phase II meeting with FDA in 2016 • Anticipate initiation of Phase III in 2017
Creative Acquisition	• Settlement agreement with Endo resolving ongoing patent litigation • Provides limited covenant not to sue under certain Acuform® patents • Upfront cash of $25 million
Lengthy Patent Exclusivity	• Patent protection through at least 2032; Potential patent term extension to 2037 (1)

(1) Exclusivity with respect to specific drugs may not necessarily assure sustained or increased revenue growth given the risk associated with competition from generic and non-generic products with similar treatment

November 2015 6 Depomed

Depomed’s Execution of Business Model Driving Triple Digit Growth in Sales and Significant Profitability $500K $27.1M $58.1M $114M $336M-348 (1) November 2015 2015 Total Product Sales Guidance (Includes NUCYNTA starting April 2, 2015) Adjusted EBITDA (Midpoint of adjusted EBITDA Guidance) $112M At Midpoint of 2015 Guidance, Product Sales Growth Since 2012 Is Over 1,100% Total product sales for 2015 are expected to be significant driven by NUCYNTA. There can be no assurance that the anticipated results will be achieved. Negative results for NUCYNTA may disproportionately impact Depomed 7 $0 $50 $100 $150 $200 $250 $300 $350 2011 2012 2013 2014 2015 Millions

Depomed - Execution of Business Model Driving Sales Growth, Rx Growth, Market Share November 2015 Product Sales Growth (Y/Y) Prescription Growth (Y/Y) Market Share Growth (Q/Q) 29% growth 3Q15: $21.1M 11% growth 3Q15: 83k 3Q15: 3.2% share 3Q14: 3.0% share 21% growth 3Q15: $7.1M 25% growth 3Q15: 34k 3Q15: 7.5% share 3Q14: 5.6% share 139% growth 3Q15: $5.4M 114% growth 3Q15: 157k (sprays) 3Q15: 3.9% share 3Q14: 3.0% share 8 All-Time High Prescriptions for NUCYNTA ER, Gralise and Cambia in October 2015

Depomed’s Clear Track Record of Value Creation 9 November 2015 Depomed is in a Period of Significant Growth and We Believe is Well-Positioned for Future Success Source: Stock chart from BigCharts.com Covering 11/13/10 to 11/13/15. Includes period following Horizon’s initial public offer. Depomed does not believe that total shareholder return is materially impacted by Horizon’s offer. Depomed notes that Horizon’s exchange ratio as of close of trading on November 17, 2015 represents an offer of just $17.77, which is below Depomed’s closing stock price on such date. Depomed believes that the initial surge in stock price and volume caused by Horizon’s public acquisition proposal has dissipated, in particular due to the fact that Horizon is offering its stock as currency in the exchange and Horizon’s relatively poor stock performance. 26% 142% 230% 249% 1-Year 2-Year 3-Year 5-Year Total Shareholder Return to Date (1)

Depomed 3Q 2015 - Continued Strong Performance With Record Sales and Cash Flow – Product Sales Up 242% Over Prior Year 10 November 2015 Record Quarterly Results 2015 Guidance Updated* Additional Highlights Net product sales of $105M (242% over Q3 2014) Added $52M of cash in third quarter Product sales raised to $336 - $348M Non-GAAP adjusted earnings raised to $58-$66M Non-GAAP adjusted EBITDA raised to $108-$116M NUCYNTA re-launched in June IP: Gralise and Zipsor ANDA settlements secured *2015 Guidance includes NUCYNTA sales for only three quarters

11 11 November 2015 Acute Pain Breakthrough Cancer Pain Chronic Pain Neuropathic Pain Migraine ü ü ü ü ü ü ü ü ü ü ü ü ü ü Source: Depomed Marketing, company websites Depomed Expected to be a Top 5 Branded Pain Company by 2016 ü We Believe Depomed is Building the Most Complete Pain Portfolio in the Industry Note: selections indicate branded exclusivity

NUCYNTA Leading The Latest Chapter of Depomed’s Growth Story – Blockbuster Potential (1) Adds significant revenue and earnings to an already strong business Only new chemical entity in CII space approved by FDA in last 30 years Competes in multi-billion dollar pain market Exclusivity expected for a decade or more (2) Significant overlap with Depomed’s expertise in pain and neurology November 2015 NUCYNTA: Potential to Exceed $1 Billion in Sales (1) There can be no assurance that the anticipated results will be achieved Exclusivity with respect to specific drugs may not necessarily assure sustained or increased revenue growth given the risk associated with competition from generic and non-generic products with similar treatment 12

Depomed’s NUCYNTA Growth Strategy – Targeting to Surpass $1 Billion in Sales (1) November 2015 Proper Dosing Pricing and Access Positioning Promotion Significantly increased promotion and marketing efforts Revamped product positioning and messaging Maximize brand through pricing and access strategies Educate physicians on titration 1 2 3 4 = There can be no assurance that the anticipated results will be achieved 13

Promotion: Significantly Increased to Drive Prescriptions and Market Share 14 November 2015 Increased Sales Force 1 Optimized Medical Education Identifying Appropriate Target Prescribers Promotion strategy consists of: 3-fold increase to 277 reps Highly experienced in pain and neurology Resumed full medical support with medical science liaisons >650 medical support and speaker programs to date 25,000 target prescribers Targeting NUCYNTA users and current and prior top users of category

Sales force delivering approximately 10k NUCYNTA calls per week since re-launch PAINWeek® 2015 1,000+ attendees at NUCYNTA and CME-sponsored symposia Speaker Program Education: early focus and success 710 attendees on 7/30 national webcast; >200 high decile targets 850+ programs targeted for 2015 Year-over-Year Rx growth now 14.6%, up from 8.6% in just 4 months 15 November 2015 Promotion Progress: Accelerating Demand - Rx Growth of 14.6% Over Prior Year 1 Depo launch 6/12 Source: SHA PHAST Weekly Data (Retail and Mail Order) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% May-2015 Jun-2015 Jul-2015 Aug-2015 Sep-2015 10/01/15 NUCYNTA ER Monthly TRx Volume Growth YoY % Chg

Positioning: Only FDA Approved Product that Addresses Both Nociceptive and Neuropathic Pain 16 November 2015 Chronic pain affects 1/3 of the US population More than 100 million adults with chronic pain 31 million with chronic lower back pain (CLBP) Potential significant impact from even modest uptick in market share CLBP may have components of nociceptive and neuropathic pain NUCYNTA has a dual mechanism of action CLBP patient profile not effectively targeted until now NUCYNTA ER also approved for Painful Diabetic Peripheral Neuropathy (DPN) 3.6 million patients with DPN (1) NUCYNTA ER just launching in DPN 2 Source: Chronic Pain, Decision Resources 2013

Competes in >$5 billion dollar Long Acting Opioid (LAO) market Increased promotional activities with new messaging resonating with prescribers Key opinion leaders educating on potential dual mechanism and titration Market share of LAO market up .21 in just 4 months 17 November 2015 Positioning Progress: Market Share Increased From 1.49% to 1.70% Since Re-Launch 2 *NUCYNTA ER Total LAO Market definition includes: Butrans (buprenorphine patch), Hysingla ER (hydrocodone), Opana ER (oxymorphone crush-resistant), OxyContin (oxycodone ER), Zohydro ER (hydrocodone), Embeda (morphine sulfate/naltrexone), fentanyl patch, hydromorphone ER, morphine ER, oxycodone ER, oxymorphone ER, tramadol ER and NUCYNTA ER. Depo launch 6/12 Source: SHA PHAST Weekly Data (Retail and Mail Order) 1.45% 1.55% 1.65% 1.75% May-2015 Jun-2015 Jul-2015 Aug-2015 Sep-2015 Oct-2015 Rx Share NUCYNTA ER Monthly Share of Total LAO Market* Nucynta ER

Pricing and Access: Maximizing Brand Through Pricing and Access Strategies 18 November 2015 94% of commercial lives have access to NUCYNTA and NUCYNTA ER United Healthcare Commercial moved NUCYNTA ER in front of Oxycontin on formulary as of July 1, 2015 Oxycontin removed from Tier 2 and now requires a triple step edit NUCYNTA ER is one of two branded drugs that remain on formulary in front of Oxycontin UHC Commercial impacts 14 million lives NUCYNTA and NUCYNTA ER are expected to retain preferred positions on Express Scripts and CVS Caremark National Commercial formularies for 2016 3 44% increase implemented April 2015 Now approx. equivalent to Oxycontin on a daily basis Approximately 50% of adjustment realized in 2Q Expect additional realization during 2015/16 Adjusted Pricing Managed Care Dynamics Equivalent WAC ($/day) +44%

4 **Proper Dosing**: Education on Titration is Key

Average dose in low back pain trials was ~400mg/day after titration



TITRATION
MAINTENANCE PHASE
DOSAGE IN MG
400
350
300
250
200
150
100
50
157 MG
357 MG
393 MG
STUDY WEEK
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15

Expert Opin. Pharmacother. (2010) 11(11):1787-1804

Average daily dose in marketplace is 200 - 250mg/day



250 mg
200 mg
~400 mg
Avg. daily dose in marketplace
Avg. daily dose in clinical trials for CLBP and painful DPN

Proper Dose May Improve Physician and Patient Experience as well as Increase Average Selling Price

November 2015

19

Depomed

NUCYNTA Patent Protection Expected to Provide Market Exclusivity for a Decade or More (1) November 2015 NUCYNTA >$500MM by 2018 and $1 Billion Before Patent Expiry (2) February 2023: Expiry of patents covering tapentadol (composition of matter plus pediatric extension) December 2025: Expiry of polymorph patent (composition of matter plus pediatric extension) 2028: Expiry of neuropathic pain patent Exclusivity with respect to specific drugs may not necessarily assure sustained or increased revenue growth given the risk associated with competition from generic and non-generic products with similar treatment There can be no assurance that the anticipated results will be achieved 20

November 2015 Depomed’s Highly Differentiated Growing Portfolio of Assets in Addition to NUCYNTA Product Differentiation 3Q Annualized Revenues Revenue Growth Over 3Q 2014 Expected Exclusivity (1) 1x daily with less dizziness and somnolence $84M 29% April 2015 ANDA settlement provides exclusivity to 2024 Only single agent in its therapeutic class for acute migraine attacks $28M 21% ANDA settlement provides exclusivity until January 2023 Only fentanyl product delivered nasally $22M 145% Patents out to October 2024 Rapidly dispersed, low dose version of diclofenac $25M 0.5% June 2015 ANDA settlement provides exclusivity until March 2022 Exclusivity with respect to specific drugs may not necessarily assure sustained or increased revenue growth given the risk associated with competition from generic and non-generic products with similar treatment 21

Depomed Sales Force Effectively Targets Key Specialties Core Sales Force n=277 Cancer Pain Specialists n=24 Pain Focused Neurology Focused 22 November 2015

November 2015 Depomed’s Ability to Efficiently Execute and Deliver Growth - Gralise Reacquired marketing rights March 2011 and received $40M payment Launched in Q4 2011 >$84 million run rate as of Q3 2015 Market exclusivity expected until 2024; won District Court decision vs. first filer, Actavis; appeal with Actavis now settled (1) Tier 2 coverage at the three largest pharmacy benefit managers, CVS/Caremark, ESI, Catamaran Gralise is Moving Toward $100 million per year Exclusivity with respect to specific drugs may not necessarily assure sustained or increased revenue growth given the risk associated with competition from generic and non-generic products with similar treatment 23

November 2015 Depomed’s Ability to Efficiently Execute and Deliver Growth - CAMBIA Acquired in December 2013 for $48.7M Relaunched in Q1 2014 $28 million run rate as of Q3 2015 Only single agent in its therapeutic class approved in the U.S. for treatment of acute migraine attacks in adults Exclusivity to 2023 with ANDA settlement (1) CAMBIA Demonstrates Depomed’s Acquire, Integrate and Grow Strategy Exclusivity with respect to specific drugs may not necessarily assure sustained or increased revenue growth given the risk associated with competition from generic and non-generic products with similar treatment 24

November 2015 Depomed’s Ability to Efficiently Execute and Deliver Growth - Lazanda Acquired in July 2013 for $4M Relaunched in Q4 2013 $22 million run rate as of Q3 2015 Net sales has more than doubled in last 12 months and 4x since relaunch Effective January 1st, only branded rapid acting fentanyl on Express Script Preferred National Formulary 2015 Depomed’s Lazanda Continues Growth Trajectory 25

Lengthy Exclusivity Periods Mean Products Contributing to Revenue Growth for a Long Time November 2015 Securing Market Exclusivity for Depomed Products Well Into Next Decade (1) Product Expected Exclusivity 2028 Acquired April 2015; composition of matter patent to 2022/2023; polymorph and method of treatment patents to 2025 and 2028 2024 Exclusivity expected to 2024; D.Ct. ANDA litigation victory and settlements resolve all ANDAs 2023 ANDA settlement with expected exclusivity to Jan 2023 2024 4 Orange Book patents; patents pending; last OB patent to expire Oct 2024 2022 ANDA settlement with expected exclusivity to March 2022 Exclusivity with respect to specific drugs may not necessarily assure sustained or increased revenue growth given the risk associated with competition from generic and non-generic products with similar treatment 26

November 2015 We Expect Depomed’s Acquire, Integrate and Grow Strategy will Continue to Create Value Maintain pain and neurology focus, leveraging management’s expertise Products with current annual revenue between $20-$200MM+ Targeting products with lengthy exclusivity and future peak sales Rapid De-levering Potential Creates Meaningful Earnings Power and Drives Ability to Execute Value Creating Acquisitions Blockbuster opportunities, mid-size acquisitions and tuck-ins are all areas of focus 27

Depomed’s Collaborations and Intellectual Property Provide Revenue Upside Over the Next Decade IP Litigation Potential future cash flow from IP litigation against Purdue Pharma PTAB has confirmed the patentability of each of the 25 claims subject to Purdue IPRs 20% of 560 PTAB decisions through Q3 2015 upheld all decisions (1) Licenses Acetaminophen /opiate combination products with abuse resistance potential Xartemis XR launched March 2014; high single digit royalty MNK-155 $10 million approval milestone; timing unknown High single-digit royalties for 15+ years from first sale of each product IW-3718 Program for refractory GERD Positive Phase 2a reported February 2015 Future milestones and royalties November 2015 28 (1) Source Docket Navigation, September 2015

November 2015 Depomed – A Force in Pain and Neurology, in a Period of Accelerated Growth Strong Product Portfolio Marketing six branded, differentiated products in pain and neurology with lengthy exclusivity (1) Track Record of Accelerated Growth Organic growth - success increasing product sales, scripts and market share Acquisition growth – 5 acquired products in 3 years Exceptional Financial Performance 132% sales CAGR since 2012 Gross margin 80%+, cash flow generation of $52M in 3Q 2015 alone Billion-dollar Blockbuster Opportunity (2) Re-launch of NUCYNTA with improved promotion, positioning, pricing and proper dosing Expected blockbuster with >$1 Billion in annual sales before patent expiry (2) Proven Business Model Acquire, Integrate, Grow and Repeat Aggressively pursuing assets with lengthy exclusivity and potential for meaningful sales growth Among best in the industry in defending IP Exclusivity with respect to specific drugs may not necessarily assure sustained or increased revenue growth given the risk associated with competition from generic and non-generic products with similar treatment There can be no assurance that the anticipated results will be achieved 29

Thank You www.depomed.com